                                                                    EXHIBIT 10.1


               AMENDMENT NO. 2 TO PARTNERSHIP INTEREST AND SHARE
                              PURCHASE AGREEMENT

          THIS AMENDMENT NO. 2 TO PARTNERSHIP INTEREST AND SHARE PURCHASE AGREEMENT (this "Amendment") is entered into as of September 15, 1998 by and among Trikon Technologies, Inc., a California corporation (the "Company"), SBIC Partners, L.P., a Texas limited partnership ("SBIC"), Norwest Equity Partners, a Minnesota Limited Partnership ("Norwest"), and R&M Partners/CVD, G.P., a California general partnership ("R&M") (collectively, the "Buyers").

                                   RECITALS:

          A. WHEREAS, the Company and the Buyers entered into a Partnership Interest and Share Purchase Agreement, dated as of June 20, 1997, and amended such agreement pursuant to Amendment No. 1 to Partnership Interest and Share Purchase Agreement, dated as of December 12, 1997 (as amended, the "Purchase Agreement").

          B. WHEREAS, the Company and the Buyers desire to terminate certain provisions of the Purchase Agreement in exchange for shares of common stock of the Company.

          C. WHEREAS, the Purchase Agreement provides that no amendment, modification, termination or waiver of any provision of the Purchase Agreement shall be effective unless the same shall be in writing and signed by each party thereto.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to amend the Purchase Agreement pursuant to Section 7.7 of the Purchase Agreement as follows:

                                   ARTICLE 1
                       AMENDMENTS TO PURCHASE AGREEMENT

          Effective as of the Closing (as defined below), Articles 1 through 6 of the Purchase Agreement shall be deleted in their entirety.

                                   ARTICLE 2
                       RELEASE AND SALE OF THE INTERESTS

          2.1  Purchase and Sale of Shares of Common Stock.  In consideration of
               -------------------------------------------
the amendments to the Purchase Agreement in Article 1 and the releases in
Article 6, upon the terms and subject to the conditions contained herein and in reliance on the representations and warranties set forth below, at the Closing, the Company agrees to issue to each Buyer the following number of shares of Common Stock, no par value ("Common Stock"), of the Company (collectively, the "Shares"):

            Buyer                              Shares of Common Stock
            -----                              ----------------------
            SBIC                                       141,247

            Norwest                                    141,247

            R&M                                         17,505

          1.2   Closing.  Following satisfaction of the conditions set forth in
                -------
Article 5, the closing of the sale of the Shares (the "Closing") shall occur at the offices of Brobeck, Phleger & Phleger LLP in San Francisco at 10:00 a.m. Pacific Daylight Time on the fifth business day following the date of this Amendment or at such other place or on such other date as the parties hereto may designate (the "Closing Date"). At the Closing, the Company shall deliver to each Buyer a certificate or certificates registered to such Buyer, representing the number of shares of Common Stock set forth opposite such Buyer's name in
Section 2.1 hereof.

                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents, warrants and covenants to each Buyer that, except as set forth in Schedule 3 attached hereto:

          3.1  Organization.  The Company is a corporation duly organized,
               ------------
validly existing and in good standing under the laws of the State of California.

          3.2  Authority, Authorization and Enforceability.  The Company has all
               -------------------------------------------
requisite corporate power and authority to enter into this Amendment and to consummate the transactions contemplated by this Amendment. The execution and delivery of this Amendment and the consummation of the transactions contemplated by this Amendment have been duly authorized by all necessary corporate action on the part of the Company. This Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

          3.3  Shares Validly Issues.  Upon issuance pursuant to the terms
               ---------------------
hereof, the Shares will be duly authorized and validly issued, fully paid and nonassessable.

          3.4  Company SEC Filings.  The Company has furnished, or made
               -------------------
available through the EDGAR internet web site of the Securities and Exchange Commission (the "Commission") to the Buyers true and complete copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and its quarterly report[s] on Form 10-Q for the quarter[s] ended March 31, 1998 [and June 30, 1998], in each case as filed with the Commission (such documents are hereinafter collectively referred to as the "SEC Filings"). As of their

                                       2.

respective filing dates, the SEC Filings complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and none of the SEC Filings contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE 4
                 REPRESENTATIONS AND WARRANTIES OF EACH BUYER

          Each Buyer, severally and not jointly, represents and warrants to the Company on its own behalf as follows:

          4.1  Investment Intent.  Such Buyer is acquiring its portion of the
               -----------------
Shares for investment purposes only, for its own account, and not as nominee or agent for any other person, firm or corporation and not for resale in connection with any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          4.2  Unregistered Securities.  Such Buyer understands that the Shares
               -----------------------
have not been registered under the Securities Act, and that, accordingly, such securities will not be transferable except pursuant to an exemption from the registration and prospectus delivery requirement of the Securities Act or upon satisfaction of such requirement. Such Buyer further acknowledges and agrees that the certificates evidencing such Shares and each certificate issues in exchange thereof shall bear substantially the following legend:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS, AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT, AND SUCH APPLICABLE BLUE SKY LAWS, OR AN EXEMPTION THEREFROM."

          4.3  Sophistication and Knowledge.  Such Buyer represents to the
               ----------------------------
Company that it is an "accredited investor" (as such term is defined in Rule 501 of Regulation D under the Securities Act) and that, by reason of its business and financial experience, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Shares and is able to bear the economic risk of such investment. Such Buyer acknowledges that it has been given the reasonable opportunity to ask questions and receive answers from the Company concerning the terms and conditions of the transactions contemplated hereby and the accuracy of the information contained in any document provided to such Buyer by the Company.

          4.4  Authorization and Enforceability.  All action on the part of such
               --------------------------------
Buyer necessary for the performance of such Buyer's obligations hereunder has been taken or will be taken prior to the Closing Date. This Amendment has been duly executed and delivered by such Buyer and constitutes a legal, valid and binding obligation thereof, enforceable against it in accordance with its terms, except to the extent that such enforceability may be limited by

                                       3.

applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

          4.5  Transfer.  Such Buyer has not transferred Registrable Shares (as
               --------
defined in the Purchase Agreement) to any other person (other than any subsequently holder who acquires such securities in a public sale, such that such securities are no longer deemed "restricted securities" within the meaning of Rule 144 under the Securities Act).

                                   ARTICLE 5
                             CONDITIONS PRECEDENT

          5.1  Conditions to Each Party's Obligations.  The respective
               --------------------------------------
obligations of each party to effect the transactions contemplated by this Amendment shall be subject to the conditions that no federal or state governmental authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary, or permanent) which is in effect and has the effect of prohibiting consummation of the transactions contemplated by this Amendment.

          5.2  Conditions to the Obligations of the Company.  The obligation of
               --------------------------------------------
the Company to effect the transactions contemplated by this Amendment shall be subject to the fulfillment at or prior to the Closing Date of the additional condition that the representations and warranties of the Buyers contained in this Amendment shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date, except to the extent that any such representation or warranty is made as of a specified date in which case such representation or warranty shall have been true and correct in all material respects as of such date.

          5.3  Conditions to the Obligations of the Buyers.  The obligations of
               -------------------------------------------
the Buyers to effect the transactions contemplated by this Amendment shall be subject to the fulfillment at or prior to the Closing Date of the additional condition that the representations and warranties of the Company contained in this Amendment shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date, except to the extent that any such representation or warranty is made as of a specified date in which case such representation or warranty shall have been true and correct in all material respects as of such date.

                                   ARTICLE 6
                                    RELEASE

          6.1  Mutual Release.  Effective as of the Closing, in consideration of
               --------------
the issuance of the Shares hereunder and the agreements herein, each Buyer, on behalf of such Buyer and all of its owners, partners, officers, directors, employees, shareholders, affiliates, related entities, assigns and successors, and each and every agent, insurer and attorney of any of the foregoing, and all persons acting by, through, under or in concert with any of them (collectively, the "Buyer Parties"), hereby irrevocably, finally and unconditionally releases, relieves, acquits and forever discharges each of the Company and the Company's subsidiaries (direct and

                                       4.

indirect), officers, directors, employees, shareholders, affiliates, related entities, assigns and successors, and each and every agent, insurer and attorney of any of the foregoing, and all persons acting by, through, under or in concert with any of them (collectively, the "Company Parties"), and each of the Company Parties hereby irrevocably, finally and unconditionally releases, relieves, acquits and forever discharges each of the Buyer Parties from and against any and all liabilities, claims, demands, obligations, damages, expenses (including attorneys' fees and costs actually incurred) and causes of action at law or in equity, of any nature, known or unknown, which such Buyer Party or Company Party, as applicable, now owns or holds, has at any time heretofore owned or held, or may any time hereafter own or hold, by reason of any agreement, representation, warranty, statement, act, event or omission which existed or occurred, or failed to occur, prior to the date of this Amendment, arising from or relating in any way whatsoever to the Purchase Agreement.

          6.2  Waiver of Unknown Claims.  Effective as of the Closing, each
               ------------------------
Buyer and the Company expressly waives and relinquishes all rights and benefits afforded by Section 1542 of the Civil Code of the State of California ("Section 1542"), and any statute, rule or regulation of any other relevant jurisdiction similar in nature to Section 1542, and do so understanding and acknowledging the significance of such specific waiver of Section 1542 and such other statute, rule or regulation. Section 1542 of the Civil Code of the State of California states as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          Thus, notwithstanding the provisions of Section 1542 and any statute, rule or regulation of any other relevant jurisdiction similar in nature to
Section 1542, and for the purpose of implementing a full and complete release and discharge of all those released by this Amendment, each of the Buyers and the Company expressly acknowledges that this Amendment is intended to include in its effect, without limitation, all claims which such party does not know or suspect to exist in its favor at the time of execution hereof, and that this Amendment contemplates the extinguishment of any such claims.

          Each of the parties hereto acknowledge that they have expressly bargained for the foregoing waiver of the provisions of Section 1542 and any statute, rule or regulation of any other relevant jurisdiction similar in nature to Section 1542.

          6.3   Waiver.  Effective as of the Closing, pursuant to Section 7.7 of
                ------
the Agreement, Buyers hereby expressly waive any breach of Article 6 of the Purchase Agreement occurring prior to the effectiveness hereof.

                                       5.

                                   ARTICLE 7
                                 MISCELLANEOUS

          7.1  Reference to and Effect on the Purchase Agreement.
               -------------------------------------------------

               (a) Upon the effectiveness of Article 1 hereof, on and after the date hereof each reference in the Purchase Agreement to "this Agreement," "the Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Purchase Agreement as amended by Article 1 hereof.

               (b) Except as specifically amended above, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          7.2  Expenses.  Each party shall pay all costs and expenses that it
               --------
incurs with respect to the negotiation, execution, delivery and performance of this Amendment and any related agreements.

          7.3  Survival.  The representations and warranties set forth herein
               --------
shall survive the Closing for one year.

          7.4  Parties in Interest.  All of the terms and provisions of this
               -------------------
Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

          7.5  Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the State of California.

          7.6  Counterparts.  This Amendment may be executed in one or more
               ------------
counterparts with the same effect as if all parties hereto had signed the same document. All counterparts so executed shall be deemed to be an original, shall be construed together and shall constitute one agreement.

                                       6.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

COMPANY:              TRIKON TECHNOLOGIES, INC.
                      Ringland Way
                      Newport, Gwent NP6 2TA
                      United Kingdom
                      Fax:  011 441 633 414 040


                      By:   ___________________________________________
                            Name:
                            Title:


BUYERS:               SBIC PARTNERS, L.P.
                      201 Main Street, Suite 2302
                      Fort Worth, TX 76102
                      Fax:  (817) 338-2047

                      By:  Forrest Binkley & Brown L.P.,
                           General partner

                           By:  Forrest Binkley & Brown Venture Co.,
                                General Partner


                                By:  __________________________________
                                     Jeffrey J. Brown
                                     Office of the President


                   [Signatures continued on following page]

                                       7.

                   [Signatures continued from previous page]



                      NORWEST EQUITY PARTNERS, V
                      245 Lytton Avenue, Suite 250
                      Palo Alto, CA  94301-1426
                      Fax:  (650) 321-8010

                      By:  Itasca Partners V, L.L.P.
                           General Partner


                           By:  _______________________________________
                                Kevin G. Hall
                                Partner


                      R&M PARTNERS/CVD, G.P.
                      300 South Grand Avenue, Suite 2900
                      Los Angeles, CA 90071
                      Fax:  (213) 229-8550


                      By:  ____________________________________________
                           Name:
                           Title:

                                       8.